EXHIBIT A

IT IS EXPECTED THAT SHARES
DEPOSITED HEREUNDER WILL BE
REGISTERED ON THE SHARE
REGISTER MAINTAINED BY THE
RUSSIAN SHARE REGISTRAR OF THE
COMPANY (AS DEFINED BELOW) IN
THE NAME OF THE DEPOSITARY OR
ITS NOMINEE OR OF THE CUSTODIAN
OR ITS NOMINEE.  OWNERS AND
BENEFICIAL OWNERS SHOULD BE
AWARE, HOWEVER, THAT RUSSIAS
SYSTEM OF SHARE REGISTRATION
AND CUSTODY CREATES CERTAIN
RISKS OF LOSS THAT ARE NOT
NORMALLY ASSOCIATED WITH
INVESTMENTS IN OTHER SECURITIES
MARKETS.  THE DEPOSITARY WILL
NOT BE LIABLE FOR THE
UNAVAILABILITY OF SHARES OR FOR
THE FAILURE TO MAKE ANY
DISTRIBUTION OF CASH OR
PROPERTY WITH RESPECT THERETO
AS A RESULT OF SUCH
UNAVAILABILITY.

THE DEPOSITARY HAS BEEN ADVISED
BY RUSSIAN COUNSEL THAT COURTS
IN THE RUSSIAN FEDERATION MAY
NOT RECOGNIZE OR ENFORCE
JUDGMENTS OBTAINED IN THE
FEDERAL COURTS OF THE UNITED
STATES OF AMERICA OR THE COURTS
OF THE STATE OF NEW YORK.

PURSUANT TO RUSSIAN LAW, THE
SHARES DEPOSITED HEREUNDER MAY
BE SUBJECT TO ASSESSMENT AND
OWNERS AND BENEFICIAL OWNERS OF
AMERICAN DEPOSITARY SHARES BE
REQUIRED TO MAKE ADDITIONAL
CAPITAL CONTRIBUTIONS TO THE
COMPANY.  OWNERS AND BENEFICIAL
OWNERS OF AMERICAN DEPOSITARY
SHARES SHALL HAVE NO RECOURSE
AGAINST THE DEPOSITARY WITH
RESPECT TO ANY SUCH ASSESSMENT.
SEE PARAGRAPH 17 HEREOF.


RULE 424(b)(3)	FORM F-6 #: 333-
119774

EFFECTIVE AUGUST 21, 2007, OJSC
VIMPELCOM CHANGED THE RATIO ON
ITS AMERICAN DEPOSITARY
RECEIPTS (ADRs) FROM FOUR (4)
AMERICAN DEPOSITARY SHARES
(ADSs) REPRESENTING ONE (1)
DEPOSITED SHARE TO TWENTY (20)
ADSs REPRESENTING ONE (1)
DEPOSITED SHARE.


AMERICAN DEPOSITARY SHARES
Each American Depositary Share
represents three-fourths (3/4)
of one deposited Share)


	THE BANK OF NEW YORK
	AMERICAN DEPOSITARY RECEIPT
	FOR ORDINARY SHARES OF
	THE PAR VALUE OF FIVE RUBLES
EACH OF
	OPEN JOINT STOCK COMPANY
VIMPEL-COMMUNICATIONS
	(ORGANIZED UNDER THE LAWS OF
THE RUSSIAN FEDERATION)

	The Bank of New York, as
depositary (hereinafter called
the Depositary), hereby
certifies that
_______________________________
_________________________, or
registered assigns IS THE OWNER
OF
_____________________________

	AMERICAN DEPOSITARY SHARES

representing deposited ordinary
shares, par value five Rubles,
(herein called Shares) of  OPEN
JOINT STOCK COMPANY VIMPEL-
COMMUNICATIONS, organized under
the laws of the Russian
Federation (herein called the
Company).  At the date hereof,
each American Depositary Share
represents three-fourths (3/4)
of one Share deposited or
subject to deposit under the
Deposit Agreement (as such term
is hereinafter defined) at the
Moscow, Russian Federation,
office of Internationale
Nederlanden Bank (Eurasia)
(herein called the Custodian).
The Depositarys Corporate Trust
Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office is
located at 101 Barclay Street,
New York, New York 10286, and
its principal executive office
is located at 48 Wall Street,
New York, New York 10286.

	THE DEPOSITARYS CORPORATE TRUST
OFFICE ADDRESS IS
	101 BARCLAY STREET, NEW YORK,
NEW YORK 10286

		1)	THE DEPOSIT
AGREEMENT.

		This American
Depositary Receipt is one of an
issue (herein called Receipts),
all issued and to be issued
upon the terms and conditions
set forth in the deposit
agreement, dated as of November
20, 1996 (herein called the
Deposit Agreement), by and
among the Company, the
Depositary, and all Owners and
Beneficial Owners from time to
time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Beneficial Owners of the
Receipts and the rights and
duties of the Depositary in
respect of the Shares deposited
thereunder and any and all
other securities, property and
cash from time to time received
in respect of such Shares and
held thereunder (such Shares,
securities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

		The statements made
on the face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to the
detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms defined in
the Deposit Agreement and not
defined herein shall have the
meanings set forth in the
Deposit Agreement.

		2)	SURRENDER OF
RECEIPTS AND WITHDRAWAL OF
SHARES.

		Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt
accompanied by such documents
as the Depositary may require
(including a purchase/sale
contract relating to the
transfer of the Shares, where
applicable), and upon payment
of the fees and expenses of the
Depositary provided in this
Receipt, and subject to the
terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to delivery,
to him or upon his order, of
the Deposited Securities at the
time of delivery represented by
the American Depositary Shares
for which this Receipt is
issued; provided, however, that
the Depositary will not accept
for surrender a Receipt
representing fewer than two
American Depositary Shares or
integral multiples thereof.
Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates or
other documents evidencing
title (including extracts from
the Share Register) in the name
of the Owner hereof or as
ordered by him or certificates
properly endorsed or
accompanied by proper
instruments of transfer and
(b) any other securities,
property and cash to which such
Owner is then entitled in
respect of this Receipt.  The
Depositary shall direct the
Custodian or its agents to
cause the transfer and
recordation by the Russian
Share Registrar on the Share
Register of the Shares being
withdrawn in the name of such
Owner or as directed by him as
above provided, and the Company
shall ensure that such transfer
and recordation is effected
within three business days in
Moscow from the time it is
requested to do so by the
Depositary or the Custodian or
any of their respective agents.
Upon such transfer and
recordation, the Custodian
shall deliver at the Moscow,
Russian Federation, office of
the Custodian, subject to
Sections 2.06, 3.01 and 3.02
and to the other terms and
conditions of the Deposit
Agreement, to or upon the
written order of the person or
persons designated in the order
delivered to the Depositary as
above provided, documents
evidencing title (including
extracts from the Share
Register) for the amount of
Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt, except that, if
and to the extent practicable,
the Depositary may make
delivery to such person or
persons at the Corporate Trust
Office of the Depositary of any
dividends or distributions with
respect to the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt, or
of any proceeds of sale of any
dividends, distributions or
rights, which may at the time
be held by the Depositary.  At
the request, risk and expense
of any Owner so surrendering
this Receipt, and for the
account of such Owner, the
Depositary shall direct the
Custodian to forward any cash
or other property (other than
rights) comprising, and forward
a certificate or certificates
and other proper documents
evidencing title for (as
described above), the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt to
the Depositary for delivery at
the Corporate Trust Office of
the Depositary.  Such direction
shall be given by letter or, at
the request, risk and expense
of such Owner, by cable, telex
or facsimile transmission.

		3)	TRANSFERS,
SPLIT-UPS, AND COMBINATIONS OF
RECEIPTS.

		The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by a
duly authorized attorney, upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt may
be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of
transfer, split-up,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require (a)
payment from the depositor of
the Shares or the presenter of
the Receipt of a sum sufficient
to reimburse it for any tax or
other governmental charge and
any stock transfer or
registration fee with respect
thereto (including any such tax
or charge and fee with respect
to Shares being deposited or
withdrawn) and payment of any
applicable fees and expenses as
provided in this Receipt, (b)
the production of proof
satisfactory to it as to the
identity and genuineness of any
signature and (c) compliance
with any regulations the
Depositary may establish
consistent with the provisions
of the Deposit Agreement or
this Receipt, including,
without limitation, this
Article 3.

		The delivery of
Receipts against deposits of
Shares generally or against
deposits of particular Shares
may be suspended, or the
transfer of Receipts in
particular instances may be
refused, or the registration of
transfer of outstanding
Receipts generally may be
suspended, during any period
when the transfer books of the
Depositary are closed, or if
any such action is deemed
necessary or advisable by the
Depositary at any time or from
time to time because of any
requirement of law or of any
government or governmental body
or commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to the provisions of the
following sentence.
Notwithstanding any other
provision of the Deposit
Agreement or this Receipt, the
surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not be
suspended subject only to
(i) temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and
(iii) compliance with any U.S.
or foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities.
Without limitation of the
foregoing, the Depositary shall
not knowingly accept for
deposit under the Deposit
Agreement any Restricted
Securities.

		4)	LIABILITY OF
OWNER OR BENEFICIAL OWNER FOR
TAXES.

		If any tax or other
governmental charge shall
become payable with respect to
any Receipt or any Deposited
Securities represented hereby,
such tax or other governmental
charge shall be payable by the
Owner or Beneficial Owner
hereof to the Depositary, and
such Owner or Beneficial Owner
shall be deemed liable
therefor.  In addition to any
other remedies available to it,
the Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced by
such Receipt until such payment
is made, and may withhold any
dividends or other
distributions, or may sell for
the account of the Owner or
Beneficial Owner hereof any
part or all of the Deposited
Securities represented by the
American Depositary Shares
evidenced by this Receipt, and
may apply such dividends or
other distributions or the
proceeds of any such sale in
payment of such tax or other
governmental charge and the
Owner or Beneficial Owner
hereof shall remain liable for
any deficiency.  The
obligations of Owners and
Beneficial Owners under this
Article 4 shall survive any
transfer of Receipts pursuant
to Section 2.04 of the Deposit
Agreement, any surrender of
Receipts and withdrawal of
Deposited Securities pursuant
to Section 2.05 of the Deposit
Agreement, or the termination
of the Deposit Agreement
pursuant to Section 6.02 of the
Deposit Agreement.

		5)	WARRANTIES ON
DEPOSIT OF SHARES.

		Every person
depositing Shares hereunder and
under the Deposit Agreement
shall be deemed thereby to
represent and warrant that such
Shares and each certificate
therefor are validly issued,
fully paid, non-assessable, and
free of any pre-emptive rights
of the holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that the
deposit of such Shares and the
sale of Receipts evidencing
American Depositary Shares
representing such Shares would
not be Restricted Securities.
Such representations and
warranties shall survive the
deposit of Shares and issuance
of Receipts.

		6)	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.

		Any person presenting
Shares for deposit or any Owner
or Beneficial Owner of a
Receipt may be required from
time to time to file with the
Depositary or the Custodian
such proof of citizenship or
residence, exchange control
approval, or such information
relating to the registration on
the books of the Company or the
Russian Share Registrar, if
applicable, to execute such
certificates and to make such
representations and warranties,
as the Depositary may deem
necessary or proper.  The
Depositary may withhold the
delivery or registration of
transfer of any Receipt or the
distribution of any dividend or
sale or distribution of rights
or of the proceeds thereof or
the delivery of any Deposited
Securities until such proof or
other information is filed or
such certificates are executed
or such representations and
warranties made.  No Share
shall be accepted for deposit
unless accompanied by evidence
satisfactory to the Depositary
that any necessary approval has
been granted by any
governmental body in the
Russian Federation which is
then performing the function of
the regulation of currency
exchange.

		7)	CHARGES OF
DEPOSITARY.

		The Company agrees to
pay the fees, reasonable
expenses and out-of-pocket
charges of the Depositary and
those of any Registrar only in
accordance with agreements in
writing entered into between
the Depositary and the Company
from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Company once
every three (3) months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary.

		The following charges
shall be incurred by any party
depositing or withdrawing
Shares or by any Owner of
Receipts or by any party
surrendering Receipts or to
whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock
dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited
Securities or a distribution of
Receipts pursuant to
Section 4.03 of the Deposit
Agreement), whichever
applicable:  (1) taxes and
other governmental charges,
(2) such registration fees and
related expenses as may from
time to time be in effect for,
or incurred by the Depositary
in connection with, the
registration of transfers of
Shares generally on the Share
Register of the Company
maintained by the Russian Share
Registrar and applicable to
transfers of Shares to the name
of the Depositary or its
nominee or the Custodian or its
nominee on the making of
deposits or withdrawals under
the terms of the Deposit
Agreement, (3) such cable,
telex and facsimile
transmission expenses as are
provided in the Deposit
Agreement, (4) such reasonable
expenses as are incurred by the
Depositary in the conversion of
foreign currency pursuant to
Section 4.05 of the Deposit
Agreement, (5) a fee of $5.00
or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant
to Sections 2.03, 4.03 or 4.04,
of the Deposit Agreement and
the surrender of Receipts
pursuant to Sections 2.05 or
6.02 of the Deposit Agreement,
(6) (where permitted by
applicable rules and
regulations of any securities
exchange upon which the
American Depositary Shares are
listed, a fee of $.02 or less
per American Depositary Share
(or portion thereof) for any
cash distribution made pursuant
to the Deposit Agreement
including but not limited to
Sections 4.01 through 4.04, and
(7) a fee for the distribution
of securities pursuant to
Section 4.02 of the Deposit
Agreement, such fee being in an
amount equal to the fee for the
execution and delivery of
American Depositary Shares
referred to above which would
have been charged as a result
of the deposit of such
securities (for purposes of
this clause 7 treating all such
securities as if they were
Shares), but which securities
are instead distributed by the
Depositary to Owners.

		The Depositary,
subject to Article 8 hereof,
may own and deal in any class
of securities of the Company
and its affiliates and in
Receipts.

		8)	PRE-RELEASE OF
RECEIPTS.

		Notwithstanding
Section 2.03 of the Deposit
Agreement, the Depositary may
execute and deliver Receipts
prior to the receipt of Shares
pursuant to Section 2.02 of the
Deposit Agreement
(Pre-Release).  The Depositary
may, pursuant to Section 2.05
of the Deposit Agreement,
deliver Shares upon the receipt
and cancellation of Receipts
which have been Pre-Released,
whether or not such
cancellation is prior to the
termination of such Pre-Release
or the Depositary knows that
such Receipt has been
Pre-Released.  The Depositary
may receive Receipts in lieu of
Shares in satisfaction of a
Pre-Release.  Each Pre-Release
will be (a) preceded or
accompanied by a written
representation from the person
to whom Receipts are to be
delivered that such person, or
its customer, owns the Shares
or Receipts to be remitted, as
the case may be, (b) at all
times fully collateralized with
cash or such other collateral
as the Depositary deems
appropriate, (c) terminable by
the Depositary on not more than
five (5) business days notice,
and (d) subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of American Depositary Shares
which are outstanding at any
time as a result of
Pre-Releases will not normally
exceed thirty percent (30%) of
the Shares deposited under the
Deposit Agreement; provided,
however, that the Depositary
reserves the right to change or
disregard such limit from time
to time as it deems appropriate
and may, with prior written
consent of the Company, change
such limit for purposes of
general application.

		The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.

		9)	TITLE TO
RECEIPTS.

		It is a condition of
this Receipt and every
successive Owner and Beneficial
Owner of this Receipt by
accepting or holding the same
consents and agrees, that title
to this Receipt when properly
endorsed or accompanied by
proper instruments of transfer,
is transferable by delivery
with the same effect as in the
case of a negotiable instrument
under the laws of New York,
provided, however, that the
Depositary, notwithstanding any
notice to the contrary, may
treat the person in whose name
this Receipt is registered on
the books of the Depositary as
the absolute owner hereof for
the purpose of determining the
person entitled to distribution
of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other
purposes and neither the
Depositary nor the Company will
have any obligation or be
subject to any liability under
the Deposit Agreement to any
holder of this Receipt unless
such holder is the Owner
hereof.

		10)	VALIDITY OF
RECEIPT.

		This Receipt shall
not be entitled to any benefits
under the Deposit Agreement or
be valid or obligatory for any
purpose, unless this Receipt
shall have been executed by the
Depositary by the manual
signature of a duly authorized
signatory of the Depositary;
provided, however, that such
signature may be a facsimile if
a Registrar for the Receipts
shall have been appointed and
such Receipts are countersigned
by the manual signature of a
duly authorized officer of the
Registrar.

		11)	REPORTS;
INSPECTION OF TRANSFER BOOKS.

		The Company is
subject to the periodic
reporting requirements of the
Securities Exchange Act of 1934
and, accordingly, files certain
reports with the Commission.
Such reports will be available
for inspection and copying by
Owners and Beneficial Owners at
the public reference facilities
maintained by the Commission
located at 450 Fifth
Street, N.W., Washington, D.C.
20549.

		The Depositary will
make available for inspection
by Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both
(a) received by the Depositary
as the holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited
Securities by the Company.  The
Depositary will also send to
Owners of Receipts (i) copies
of such reports when furnished
by the Company pursuant to the
Deposit Agreement, (ii) copies
of any written communications
provided to the Depositary by
the Russian Share Registrar
pursuant to Section 5.13(b)(v)
of the Deposit Agreement; and
(iii) copies of any notices
given or required to be given
by the Depositary pursuant to
Section 5.13(d) of the Deposit
Agreement.  Any such reports
and communications, including
any such proxy soliciting
material, furnished to the
Depositary by the Company shall
be furnished in English.

		The Depositary will
keep books for the registration
of Receipts and transfers of
Receipts which at all
reasonable times shall be open
for inspection by the Owners of
Receipts provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the
interest of a business or
object other than the business
of the Company or a matter
related to the Deposit
Agreement or the Receipts.

		12)	DIVIDENDS AND
DISTRIBUTIONS.

		Whenever the
Depositary receives any cash
dividend or other cash
distribution on any Deposited
Securities, the Depositary
will, if at the time of receipt
thereof any amounts received in
a foreign currency can in the
judgment of the Depositary be
converted on a reasonable basis
into United States dollars
transferable to the United
States, and subject to the
Deposit Agreement, convert such
dividend or distribution into
Dollars and will distribute the
amount thus received (net of
the fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement) to the Owners of
Receipts entitled thereto;
provided, however, that in the
event that the Company or the
Depositary is required to
withhold and does withhold from
any cash dividend or other cash
distribution in respect of any
Deposited Securities an amount
on account of taxes, the amount
distributed to the Owners of
the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

		Subject to the
provisions of Sections 4.11 and
5.09 of the Deposit Agreement,
whenever the Depositary
receives any distribution other
than a distribution described
in Sections 4.01, 4.03 or 4.04
of the Deposit Agreement, the
Depositary will cause the
securities or property received
by it to be distributed to the
Owners of Receipts entitled
thereto, in any manner that the
Depositary may deem equitable
and practicable for
accomplishing such
distribution; provided,
however, that if in the opinion
of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and practicable
for the purpose of effecting
such distribution, including,
but not limited to, the public
or private sale of the
securities or property thus
received, or any part thereof,
and the net proceeds of any
such sale (net of the fees and
expenses of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the Deposit
Agreement) shall be distributed
by the Depositary to the Owners
of Receipts entitled thereto as
in the case of a distribution
received in cash.

		If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may distribute
to the Owners of outstanding
Receipts entitled thereto,
additional Receipts evidencing
an aggregate number of American
Depositary Shares representing
the amount of Shares received
as such dividend or free
distribution subject to the
terms and conditions of the
Deposit Agreement with respect
to the deposit of Shares and
the issuance of American
Depositary Shares evidenced by
Receipts, including the
withholding of any tax or other
governmental charge as provided
in Section 4.11 of the Deposit
Agreement and the payment of
the fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement.  The Depositary may
withhold any such distribution
of Receipts under Section 4.03
of the Deposit Agreement if it
has not received satisfactory
assurances from the Company
that such distribution does not
require registration under the
Securities Act of 1933 or is
exempt from registration under
the provisions of such Act.  In
lieu of delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the amount
of Shares represented by the
aggregate of such fractions and
distribute the net proceeds,
all in the manner and subject
to the conditions set forth in
the Deposit Agreement.  If
additional Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

		In the event that the
Depositary determines that any
distribution in property
(including Shares and rights to
subscribe therefor) or any
deposit of Shares, transfer of
Receipts or withdrawal of
Deposited Securities under the
Deposit Agreement is subject to
any tax or other governmental
charge which the Depositary
determines, in its absolute
discretion, it is, or may be,
obligated to withhold, the
Depositary may by public or
private sale dispose of all or
a portion of such property
(including Shares and rights to
subscribe therefor) in such
amounts and in such manner as
the Depositary deems necessary
and practicable to pay any such
taxes or charges, and the
Depositary shall distribute the
net proceeds of any such sale
after deduction of such taxes
or charges to the Owners of
Receipts entitled thereto.

		13)	RIGHTS.

		In the event that the
Company shall offer or cause to
be offered to the holders of
any Deposited Securities any
rights to subscribe for
additional Shares or any rights
of any other nature, the
Depositary shall have
discretion as to the procedure
to be followed in making such
rights available to any Owners
or in disposing of such rights
on behalf of any Owners and
making the net proceeds
available to such Owners or, if
by the terms of such rights
offering or for any other
reason, the Depositary may not
either make such rights
available to any Owners or
dispose of such rights and make
the net proceeds available to
such Owners, then the
Depositary shall allow the
rights to lapse.  If at the
time of the offering of any
rights the Depositary
determines in its discretion
that it is lawful and feasible
to make such rights available
to all or certain Owners but
not to other Owners, the
Depositary may distribute to
any Owner to whom it determines
the distribution to be lawful
and feasible, in proportion to
the number of American
Depositary Shares held by such
Owner, warrants or other
instruments therefor in such
form as it deems appropriate.

		In circumstances in
which rights would otherwise
not be distributed, if an Owner
of Receipts requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner hereunder,
the Depositary will make such
rights available to such Owner
upon written notice from the
Company to the Depositary that
(a) the Company has elected in
its sole discretion to permit
such rights to be exercised and
(b) such Owner has executed
such documents as the Company
has determined in its sole
discretion are reasonably
required under applicable law.

		If the Depositary has
distributed warrants or other
instruments for rights to all
or certain Owners, then upon
instruction from such an Owner
pursuant to such warrants or
other instruments to the
Depositary from such Owner to
exercise such rights, upon
payment by such Owner to the
Depositary for the account of
such Owner of an amount equal
to the purchase price of the
Shares to be received upon the
exercise of the rights, and
upon payment of the fees and
expenses of the Depositary and
any other charges as set forth
in such warrants or other
instruments, the Depositary
shall, on behalf of such Owner,
exercise the rights and
purchase the Shares, and the
Company shall cause the Shares
so purchased to be delivered to
the Depositary on behalf of
such Owner.  As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall, pursuant
to Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In the
case of a distribution pursuant
to the second paragraph of this
Article 13, such Receipts shall
be legended in accordance with
applicable U.S. laws, and shall
be subject to the appropriate
restrictions on sale, deposit,
cancellation, and transfer
under such laws.

		If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may sell the rights,
warrants or other instruments
in proportion to the number of
American Depositary Shares held
by the Owners to whom it has
determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of
the fees and expenses of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and
conditions of the Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.

		The Depositary will
not offer rights to Owners
unless both the rights and the
securities to which such rights
relate are either exempt from
registration under the
Securities Act of 1933 with
respect to a distribution to
all Owners or are registered
under the provisions of such
Act; provided, that nothing in
this Deposit Agreement shall
create, any obligation on the
part of the Company to file a
registration statement with
respect to such rights or
underlying securities or to
endeavor to have such a
registration statement declared
effective.  If an Owner of
Receipts requests the
distribution of warrants or
other instruments,
notwithstanding that there has
been no such registration under
such Act, the Depositary shall
not effect such distribution
unless it has received an
opinion from recognized counsel
in the United States for the
Company upon which the
Depositary may rely that such
distribution to such Owner is
exempt from such registration.

		The Depositary shall
not be responsible for any
failure to determine that it
may be lawful or feasible to
make such rights available to
Owners in general or any Owner
in particular.

		14)	CONVERSION OF
FOREIGN CURRENCY.

		Whenever the
Depositary shall receive
foreign currency, by way of
dividends or other
distributions or the net
proceeds from the sale of
securities, property or rights,
into the Depositarys foreign
investment account in the
Russian Federation, and if at
the time of the receipt thereof
the foreign currency so
received can in the judgment of
the Depositary be converted on
a reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary shall
convert or cause to be
converted, by sale or in any
other manner that it may
determine, such foreign
currency into Dollars, and such
Dollars shall be distributed to
the Owners entitled thereto or,
if the Depositary shall have
distributed any warrants or
other instruments which entitle
the holders thereof to such
Dollars, then to the holders of
such warrants and/or
instruments upon surrender
thereof for cancellation.  Such
distribution may be made upon
an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions, the date
of delivery of any Receipt or
otherwise and shall be net of
any expenses of conversion into
Dollars incurred by the
Depositary as provided in
Section 5.09 of the Deposit
Agreement.

		If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
shall file such application for
approval or license, if any, as
it may, in its sole discretion,
deem desirable.

		If at any time the
Depositary shall determine that
in its judgment any foreign
currency received by the
Depositary is not convertible
on a reasonable basis into
Dollars transferable to the
United States, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is
not obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the foreign currency
(or an appropriate document
evidencing the right to receive
such foreign currency) received
by the Depositary to, or in its
discretion may hold such
foreign currency uninvested and
without liability for interest
thereon for the respective
accounts of, the Owners
entitled to receive the same.

		If any such
conversion of foreign currency,
in whole or in part, cannot be
effected for distribution to
some of the Owners entitled
thereto, the Depositary may in
its discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold such
balance uninvested and without
liability for interest thereon
for the respective accounts of,
the Owners entitled thereto.

		15)	RECORD DATES.

		Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever the Depositary shall
receive notice of any meeting
of holders of Shares or other
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall find it
necessary or convenient, the
Depositary shall fix a record
date (a) for the determination
of the Owners of Receipts who
shall be (i) entitled to
receive such dividend,
distribution or rights or the
net proceeds of the sale
thereof or (ii) entitled to
give instructions for the
exercise of voting rights at
any such meeting, (b) on or
after which each American
Depositary Share will represent
the changed number of Shares,
subject to the provisions of
the Deposit Agreement or (c)
for the determination of the
Owners who shall be responsible
for the fee assessed by the
Depositary pursuant to Article
7 hereof for inspection of the
Share Register maintained by
the Russian Share Registrar.

		16)	VOTING OF
DEPOSITED SECURITIES.

		Upon receipt of
notice of any meeting of
holders of Shares or other
Deposited Securities, if
requested in writing by the
Company, the Depositary shall,
as soon as practicable
thereafter, mail to the Owners
of Receipts a notice, the form
of which notice shall be in the
sole discretion of the
Depositary, which shall contain
(a) such information as is
contained in such notice of
meeting received by the
Depositary from the Company,
(b) a statement that the Owners
of Receipts as of the close of
business on a specified record
date will be entitled, subject
to any applicable provision of
law and of the Charter of the
Company, to instruct the
Depositary as to the exercise
of the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by their
respective American Depositary
Shares and (c) a statement as
to the manner in which such
instructions may be given.
Upon the written request of an
Owner of a Receipt on such
record date, received on or
before the date established by
the Depositary for such
purpose, the Depositary shall
endeavor insofar as practicable
to vote or cause to be voted
the amount of Shares or other
Deposited Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance with
the instructions set forth in
such request.  The Depositary
shall not vote or attempt to
exercise the right to vote that
attaches to the Shares or other
Deposited Securities, other
than in accordance with such
instructions.  Voting rights
may be exercised only in
respect of four American
Depositary Shares or integral
multiples thereof.

		17)	CHANGES
AFFECTING DEPOSITED SECURITIES.

		In circumstances
where the provisions of
Section 4.03 of the Deposit
Agreement do not apply, upon
any change in nominal value,
change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company or
to which it is a party, any
securities which shall be
received by the Depositary or a
Custodian in exchange for or in
conversion of or in respect of
Deposited Securities shall be
treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered pursuant
to the following sentence.  In
any such case the Depositary
may execute and deliver
additional Receipts as in the
case of a dividend in Shares,
or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.

		Pursuant to Russian
law, all joint stock companies
may increase their charter
capital by increasing the
nominal value of a class of its
shares, thereby requiring
shareholders to provide an
additional capital
contribution.  The Companys
charter requires the unanimous
approval of the shareholders
eligible under Russian law to
vote thereon (which includes
Owners of Receipts) in order to
increase the charter capital
through an increase in the
nominal value of its shares if
such increase would require
additional contributions by
some or all of the
shareholders.  Russian law does
not specifically permit (i) a
quorum requirement greater than
50% or (ii) super-majority
provision of greater than 75%
of the shareholders voting for
an increase of charter capital
of a company by means of an
increase in the nominal value
of shares.  Accordingly, there
is a risk that the Companys
Charter provisions may not be
enforceable and, in such case,
the holders of Shares could be
required to make an additional
capital contribution to the
Company.

		The Company
acknowledges and agrees that
under no circumstances shall
any assessment on Shares (or
other Deposited Securities)
constitute an assessment
against or debt or obligation
of the Depositary, directly or
indirectly, and that any such
assessment shall be exclusively
for the account of the Owners
and Beneficial Owners.  Neither
the Company nor any Owner or
Beneficial Owner shall have any
recourse against the Depositary
with respect to any such
assessment.

		18)	LIABILITY OF THE
COMPANY AND DEPOSITARY.

		Neither the
Depositary nor the Company nor
any of their respective
directors, employees, agents or
affiliates shall incur any
liability to any Owner or
Beneficial Owner of any
Receipt, if by reason of any
provision of (a) any present or
future law or regulation of the
United States, the Russian
Federation or any other
country, or of any other
governmental or regulatory
authority or stock exchange, or
by reason of any act of God or
war or other circumstances
beyond its control, or (b) in
the case of the Depositary
only, (i) any act or failure to
act of the Company or its
agents, including the Russian
Share Registrar, or their
respective directors,
employees, agents or
affiliates, (ii) any provision,
present or future, of the
Charter of the Company or any
other instrument of the Company
governing the Deposited
Securities or (iii) any
provision of any securities
issued or distributed by the
Company, or any offering or
distribution thereof, the
Depositary or the Company shall
be prevented, delayed or
forbidden from or be subject to
any civil or criminal penalty
on account of doing or
performing any act or thing
which by the terms of the
Deposit Agreement it is
provided shall be done or
performed (including, in the
case of the Depositary,
delivery of any Deposited
Securities or distribution of
cash or property in respect
thereof pursuant to Articles 12
and 13 hereof); nor shall the
Depositary or the Company or
any of their respective
directors, employees, agents or
affiliates incur any liability
to any Owner or Beneficial
Owner by reason of any
non-performance or delay,
caused as aforesaid, in the
performance of any act or thing
which by the terms of the
Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the terms
of a distribution pursuant to
Sections 4.01, 4.02, or 4.03 of
the Deposit Agreement, or an
offering or distribution
pursuant to Section 4.04 of the
Deposit Agreement, such
distribution or offering may
not be made available to Owners
of Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and make
the net proceeds available to
such Owners, then the
Depositary shall not make such
distribution or offering, and
shall allow any rights, if
applicable, to lapse.  Neither
the Company nor the Depositary
assumes any obligation or shall
be subject to any liability
under the Deposit Agreement to
Owners or Beneficial Owners of
Receipts, except that (i) the
Company agrees to perform its
obligations specifically set
forth in the Deposit Agreement
and (ii) the Depositary agrees
to perform its obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.
Neither the Depositary nor the
Company shall be under any
obligation to appear in,
prosecute or defend any action,
suit, or other proceeding in
respect of any Deposited
Securities or in respect of the
Receipts, which in its opinion
may involve it in expense or
liability, unless indemnity
satisfactory to it against all
expense and liability shall be
furnished as often as may be
required, and the Custodian
shall not be under any
obligation whatsoever with
respect to such proceedings,
the responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any action
or inaction by it in reliance
upon the advice of or
information from accountants,
any person presenting Shares
for deposit, any Owner or
Beneficial Owner of a Receipt,
or any other person believed by
it in good faith to be
competent to give such advice
or information or, in the case
of the Depositary only, legal
counsel.  The Depositary shall
not be subject to any liability
with respect to the validity or
worth of the Deposited
Securities.  The Depositary
shall not be responsible for
any failure to carry out any
instructions to vote any of the
Deposited Securities, or for
the manner in which any such
vote is cast or the effect of
any such vote, provided that
any such action or inaction is
in good faith.  The Depositary
shall not be liable for any
acts or omissions made by a
successor depositary whether in
connection with a previous act
or omission of the Depositary
or in connection with a matter
arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out
of which such potential
liability arises, the
Depositary performed its
obligations without negligence
or bad faith while it acted as
Depositary.  The Depositary
shall not be liable to the
Company, any Owner or
Beneficial Owner or any other
person for the unavailability
of Deposited Securities or for
the failure to make any
distribution of cash or
property with respect thereto
as a result of (i) any act or
failure to act of the Company
or its agents, including the
Russian Share Registrar, or
their respective directors,
employees, agents or
affiliates, (ii) any provision
of any present or future law or
regulation of the United
States, the Russian Federation
or any other country, (iii) any
provision of any present or
future regulation of any
governmental or regulatory
authority or stock exchange,
(iv) any provision of any
present or future Charter of
the Company or any other
instrument of the Company
governing the Deposited
Securities, (v) any provision
of any securities issued or
distributed by the Company, or
any offering or distribution
thereof, or (vi) any act of God
or war or other circumstance
beyond its control.  The
Company agrees to indemnify the
Depositary, its Custodian, and
their respective directors,
employees, agents and
affiliates and any Custodian
against, and hold each of them
harmless from, any liability or
expense (including, but not
limited to, the expenses of
counsel) which may arise out of
(a) any registration with the
Commission of Receipts,
American Depositary Shares or
Deposited Securities or the
offer or sale thereof, or out
of acts performed or omitted,
in accordance with the
provisions of the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified, or supplemented from
time to time, (i) by either the
Depositary or a Custodian or
their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of either of them, or
(ii) by the Company or any of
its directors, employees,
agents and affiliates, (b) the
unavailability of Deposited
Securities or the failure to
make any distribution of cash
or property with respect
thereto as a result of (i) any
act or failure to act of the
Company or its agents,
including the Russian Share
Registrar, or their respective
directors, employees, agents or
affiliates, (ii) any provision
of any present or future
Charter of the Company or any
other instrument of the Company
governing Deposited Securities
or (iii) any provision of any
securities issued or
distributed by the  Company, or
any offering or distribution
thereof.  No disclaimer of
liability under the Securities
Act of 1933 is intended by any
provision of the Deposit
Agreement or (c) any assessment
against Shares (or other
Deposited Securities) of the
sort contemplated by Section
4.08 of the Deposit Agreement.

		19)	RESIGNATION AND
REMOVAL OF THE DEPOSITARY;
APPOINTMENT OF SUCCESSOR
CUSTODIAN.

		The Depositary may at
any time resign as Depositary
hereunder by written notice of
its election so to do delivered
to the Company, such
resignation to take effect upon
the appointment of a successor
depositary and its acceptance
of such appointment as provided
in the Deposit Agreement.  The
Depositary may at any time be
removed by the Company by
written notice of such removal,
effective upon the appointment
of a successor depositary and
its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever
the Depositary in its
discretion determines that it
is in the best interest of the
Owners of Receipts to do so, it
may appoint a substitute or
additional custodian or
custodians.

		20)	AMENDMENT.

		The form of the
Receipts and any provisions of
the Deposit Agreement may at
any time and from time to time
be amended by agreement between
the Company and the Depositary
without the consent of Owners
or Beneficial Owners of
Receipts in any respect which
they may deem necessary or
desirable.  Any amendment which
shall impose or increase any
fees or charges (other than
taxes and other governmental
charges, registration fees and
cable, telex or facsimile
transmission costs, delivery
costs or other such expenses),
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts, shall, however, not
become effective as to
outstanding Receipts until the
expiration of thirty (30) days
after notice of such amendment
shall have been given to the
Owners of outstanding Receipts.
Every Owner of a Receipt at the
time any amendment so becomes
effective shall be deemed, by
continuing to hold such
Receipt, to consent and agree
to such amendment and to be
bound by the Deposit Agreement
as amended thereby.  In no
event shall any amendment
impair the right of the Owner
of any Receipt to surrender
such Receipt and receive
therefor the Deposited
Securities represented thereby
except in order to comply with
mandatory provisions of
applicable law.

		21)	TERMINATION OF
DEPOSIT AGREEMENT.

		The Depositary at any
time at the direction of the
Company, shall terminate the
Deposit Agreement by mailing
notice of such termination to
the Owners of all Receipts then
outstanding at least
ninety (90) days prior to the
date fixed in such notice for
such termination.  The
Depositary may likewise
terminate the Deposit Agreement
by mailing notice of such
termination to the Company and
the Owners of all Receipts then
outstanding if at any time
ninety (90) days shall have
expired after the Depositary
shall have delivered to the
Company a written notice of its
election to resign and a
successor depositary shall not
have been appointed and
accepted its appointment as
provided in the Deposit
Agreement.  On and after the
date of termination, the Owner
of a Receipt will, upon
(a) surrender of such Receipt
at the Corporate Trust Office
of the Depositary and (b)
payment of any applicable taxes
or governmental charges and the
fees and expenses of the
Depositary, including the fee
of the Depositary for the
surrender of Receipts referred
to in Article 7 hereof, be
entitled to delivery, to him or
upon his order, of the amount
of Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipt in the manner
provided in Section 2.05 of the
Deposit Agreement.  If any
Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue
the registration of transfers
of Receipts, shall suspend the
distribution of dividends to
the Owners thereof, and shall
not give any further notices or
perform any further acts under
the Deposit Agreement, except
that the Depositary shall
continue to collect dividends
and other distributions
pertaining to Deposited
Securities, shall sell rights
and other property as provided
in the Deposit Agreement, and
shall continue to deliver
Deposited Securities, together
with any dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each case,
the fees of the Depositary for
the surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges).
At any time after the
expiration of one year from the
date of termination, the
Depositary may sell the
Deposited Securities then held
under the Deposit Agreement and
may thereafter hold uninvested
the net proceeds of any such
sale, together with any other
cash then held by it
thereunder, unsegregated and
without liability for interest,
for the pro rata benefit of the
Owners of Receipts which have
not theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale, the Depositary shall be
discharged from all obligations
under the Deposit Agreement,
except to account for such net
proceeds and other cash (after
deducting, in each case, the
fees of the Depositary for the
surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges).
Upon the termination of the
Deposit Agreement, the Company
shall be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to
indemnification, charges, and
expenses.

		22)	 ARBITRATION;
WAIVER OF IMMUNITIES.

		The Deposit Agreement
provides that any controversy,
claim or cause of action
brought by any party to the
Deposit Agreement against the
Company arising out of or
relating to the Shares or other
Deposited Securities, the
American Depositary Shares, the
Receipts or the Deposit
Agreement, or the breach
thereof, shall be settled by
arbitration in accordance with
the Commercial Arbitration
Rules of the American
Arbitration Association, and
that judgment upon the award
rendered by the arbitrators may
be entered in any court having
jurisdiction thereof; provided,
that in the event of any third-
party litigation to which the
Depositary is a party and to
which the Company may properly
be joined, the Company may be
so joined in any court in which
such litigation is proceeding;
and provided further that any
such controversy, claim or
cause of action that relates to
or is based upon the provisions
of the Federal securities laws
of the United States or the
rules and regulations
promulgated thereunder may, but
need not, be submitted to
arbitration as provided in the
Deposit Agreement.  The Deposit
Agreement further provides that
any controversy, claim or cause
of action arising out of or
relating to the Shares or other
Deposited Securities, the
American Depositary Shares, the
Receipts or the Deposit
Agreement not subject to
arbitration shall be litigated
in the Federal and state courts
in the Borough of Manhattan.
The Company has agreed in the
Deposit Agreement to appoint an
agent in the United States for
service of process.

		To the extent that
the Company or any of its
properties, assets or revenues
may have or hereafter become
entitled to, or have attributed
to it, any right of immunity,
on the grounds of sovereignty
or otherwise, from any legal
action, suit or proceeding,
from the giving of any relief
in any respect thereof, from
setoff or counterclaim, from
the jurisdiction of any court,
from service of process, from
attachment upon or prior to
judgment, from attachment in
aid of execution or judgment,
or other legal process or
proceeding for the giving of
any relief or for the
enforcement of any judgment, in
any jurisdiction in which
proceedings may at any time be
commenced, with respect to its
obligations, liabilities or any
other matter under or arising
out of or in connection with
the Shares or Deposited
Securities, the American
Depositary Shares, the Receipts
or the Deposit Agreement, the
Company, to the fullest extent
permitted by law, hereby
irrevocably and unconditionally
waives, and agrees not to plead
or claim, any such immunity and
consents to such relief and
enforcement.

		23)	REGISTRATION OF
SHARES; RUSSIAN SHARE
REGISTRAR; SHARE REGISTER.

		a)	The Company has
agreed in the Deposit Agreement
that it shall, at any time and
from time to time:

	i)  take any and all
action as may be necessary
to assure the accuracy and
completeness of all
information set forth in
the Share Register
maintained by the Russian
Share Registrar in respect
of the Shares or Deposited
Securities;

	ii)  provide or cause the
Russian Share Registrar to
provide to the Depositary,
the Custodian or their
respective agents
unrestricted access to the
Share Register, in such
manner and upon such terms
and conditions as the
Depositary may, in its
sole discretion, deem
appropriate, to permit the
Depositary, the Custodian
or their respective agents
to regularly (and in any
event not less than
monthly) confirm the
number of Deposited
Securities registered in
the name of the
Depositary, the Custodian
or their respective
nominees, as applicable,
pursuant to the terms of
the Deposit Agreement and,
in connection therewith,
to provide the Depositary,
the Custodian or their
respective agents, upon
request, with a duplicate
extract from the Share
Register duly certified by
the Russian Share
Registrar (or some other
evidence of verification
which the Depositary, in
its sole discretion, deems
sufficient);

	iii)  cause the Russian
Share Registrar promptly
(and, in the event, within
three business days in
Moscow from the time it is
requested to do so by the
Depositary or the
Custodian or any of their
respective agents) to
effect the re-registration
of ownership of Deposited
Securities in the Share
Register in connection
with any deposit or
withdrawal of Shares or
Deposited Securities under
the Deposit Agreement;

	iv)  permit and cause the
Russian Share Registrar to
permit the Depositary or
the Custodian to register
any Shares or other
Deposited Securities held
under the Deposit
Agreement in the name of
the Depositary, the
Custodian or their
respective nominees (which
may, but need not be, a
non-resident of the
Russian Federation); and

	v)  cause the Russian
Share Registrar promptly
to notify the Depositary
in writing at the time
that the Russian Share
Registrar (A) eliminates
the name of a shareholder
of the Company from the
Share Register or
otherwise alters a
shareholders interest in
the Companys shares and
such shareholder alleges
to the Company or the
Russian Share Registrar or
publicly that such
elimination or alteration
is unlawful; (B) no longer
will be able materially to
comply with, or has
engaged in conduct that
indicates it will not
materially comply with,
the provisions of the
Deposit Agreement relating
to it (including, without
limitation, Section 5.13
thereof); (C) refuses to
re-register shares of the
Company in the name of a
particular purchaser and
such purchaser (or its
respective seller) alleges
that such refusal is
unlawful; (D) holds shares
of the Company for its own
account; or (E) has
materially breached the
provisions of the Deposit
Agreement relating to it
(including, without
limitation, Section 5.13
thereof) and has failed to
cure such breach within a
reasonable time.

		(b)	The Company has
agreed in the Deposit Agreement
that it shall be solely liable
for any act or failure to act
on the part of the Russian
Share Registrar and that the
Company shall be solely liable
for the unavailability of
Deposited Securities or for the
failure of the Depositary to
make any distribution of cash
or property with respect
thereto as a result of (i) any
act or failure to act of the
Company or its agents,
including the Russian Share
Registrar, or their respective
directors, employees, agents or
affiliates, (ii) any provision
of any present or future
Charter of the Company or any
other instrument of the Company
governing the Deposited
Securities, or (iii) any
provision of any securities
issued or distributed by the
Company, or any offering or
distribution thereof.

		(c)	The Depositary
has agreed in the Deposit
Agreement that the Depositary
or the Custodian will regularly
(and in any event not less than
monthly) confirm the number of
Deposited Securities registered
in the name of the Depositary,
the Custodian or their
respective nominees, as
applicable, pursuant to the
terms of the Deposit Agreement.
The Company and the Depositary
have agreed in the Deposit
Agreement that, for purposes of
the rights and obligations
under the Deposit Agreement and
this Receipt of the parties
thereto and hereto, the records
of the Depositary and the
Custodian shall be controlling
for all purposes with respect
to the number of Shares or
other Deposited Securities
which should be registered in
the name of the Depositary, the
Custodian or their respective
nominees, as applicable,
pursuant to the terms of the
Deposit Agreement.  In the
event of any material
discrepancy between the records
of the Depositary or the
Custodian and the Share
Register, then, if an officer
of the ADR Department of the
Depositary has actual knowledge
of such discrepancy, the
Depositary will promptly notify
the Company.  In the event of
any discrepancy between the
records of the Depositary or
the Custodian and the Share
Register, the Company has
agreed that (whether or not it
has received any notification
from the Depositary) it will
(i) use its best efforts to
(i) cause the Russian Share
Registrar to reconcile its
records to the records of the
Depositary or the Custodian and
to make such corrections or
revisions in the Share Register
as may be necessary in
connection therewith and
(ii) to the extent the Company
is unable to so reconcile such
records, promptly instruct the
Depositary to notify the Owners
of the existence of such
discrepancy.  Upon receipt of
such instruction, the
Depositary will promptly give
such notification to the Owners
pursuant to Section 4.09 of the
Deposit Agreement (it being
understood that the Depositary
may at any time give such
notification to the Owners,
whether or not it has received
instructions from the Company)
and will promptly cease issuing
Receipts pursuant to
Section 2.02 of the Deposit
Agreement until such time as,
in the opinion of the
Depositary, such records have
been appropriately reconciled.



	A-66